EXHIBIT 32
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CRI HOTEL INCOME PARTNERS, L.P. (the “Registrant”) on Form 10-Q for the quarter ended September 30, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, the undersigned, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

CRI HOTEL INCOME PARTNERS, L.P.

	by:	CRICO Hotel Associates L.L.P
its General Partner

	by:	C.R.I., Inc.
Managing General Partner

November 27, 2013	by:	/s/ William B. Dockser
DATE		William B. Dockser,
Director, Chairman of the Board
and Treasurer
Principal Executive Officer

November 27, 2013	by:	/s/ H. William Willoughby
DATE		H. William Willoughby,
Director, President, Secretary,
Principal Financial Officer and
Principal Accounting Officer